Exhibit 99.1

Earnings Commentary and Supplemental Information Fourth Quarter 2015 Unaudited www.ironmountain.com

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe-harbor created by such Act. Forward-looking statements include our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as 2016 guidance, our proposed acquisition of Recall Holdings Limited (“Recall”), strategic goals, and expected cost savings associated with the Transformation initiative. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. Federal income tax purposes ("REIT"); (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences and demand for our storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to privacy issues; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information; (vi) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which our international subsidiaries operate; (viii) our ability or inability to complete acquisitions on satisfactory terms and to integrate acquired companies efficiently; (ix) changes in the amount of our capital expenditures; (x) changes in the cost of our debt; (xi) the impact of alternative, more attractive investments on dividends; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) the performance of business partners upon whom we depend for technical assistance or management expertise outside the United States; (xiv) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xv) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports, or incorporated therein. In addition, with respect to the potential Recall transaction, our ability to close the proposed transaction in accordance with the terms of our agreement with Recall, or at all, is dependent on our and Recall's ability to satisfy the closing conditions set forth in such agreement, including the receipt of governmental and shareholder approvals. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this document, Iron Mountain will discuss (1) Adjusted OIBDA, (2) Adjusted Earnings per Share (Adjusted EPS), (3) Funds from Operations (FFO NAREIT), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (AFFO). These measures do not conform to accounting principles generally accepted in the United States (GAAP). The reconciliations of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and the definitions are included later in this document (see Table of Contents). www.ironmountain.com Selected metric definitions are available in the Appendix 2

Table of Contents Earnings Overview 4 Operational Highlights and Performanc e versus Strategic Plan 5 Financial Performance versus Strategic Plan 6 Company Profile 7 Financial Highlights 8 Year-over-Year Revenue Growth 9 Records Management Volume Growth 10 2015 Performanc e vs. Guidanc e 12 Guidance Summary 13 Quarterly Operating Performanc e 14 Full Year Operating Performance 15 Cons olidated Balanc e Sheets 16 Consolidated Statements of Operations 17 Rec onc iliation of Operating Inc ome to Adjus ted OIBDA 18 Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share19 Rec onc iliation of Net Inc ome to FFO & AFFO 20 Reconciliation of Cash Flow from Operations to AFFO 21 Quarterly and Full Year Total Revenue Growth Bridge 22 Quarterly Normalized Adjusted OIBDA Bridge 23 Full Year Normalized Adjus ted OIBDA Bridge 24 Quarterly Normalized Adjusted EPS Bridge 25 Full Year Normalized Adjus ted EPS Bridge 26 Total Service Margin Bridge 27 Reported $ Storage Net Operating Inc ome (NOI) 28 Global Real Estate Portfolio 29 Revenue from Rental Activities and Storage NOI per Rac ked Square Foot 30 Portfolio Utilization 31 Gros s Book Value of Real Estate Assets 32 Service Business Detail 33 Cus tomer Data 34 All figures except per share and facility counts in 000s unless noted All figures in reported dollars unless noted Figures may not foot due to rounding Debt Schedule 35 Capitalization 36 Lease Obligations 37 Capital Expenditures and Inves tments 38 Investor Relations Contacts: Melissa Marsden, 617-535-8595 Senior Vice President, Investor Relations melissa.marsden@ironmountain.com Investments 39 Faten Freiha, 617-535-8404 Director, Investor Relations faten.freiha@ironmountain.com Components of Value 40 Appendix 41 www.ironmountain.com Selected metric definitions are available in the Appendix 3

Earnings Overview Iron Mountain Fourth Quarter and Full Year 2015 Financial Results Fourth Quarter and Full Year Highlights • • • • • • • Strong financial and operating performance aligns with 2020 strategic plan and exceeds expectations. Full-year constant dollar Total Revenue in line with guidance, and Adjusted OIBDA at upper end of guidance. Transformation savings realized in fourth quarter expected to contribute $50 million of Adjusted OIBDA improvement in 2016. Constant dollar storage rental growth supported by volume gains across all major markets. Service gross margin target achieved in the fourth quarter. Annualized dividend of $1.94 per share in 2016 reflects consistent growth and solid execution of strategic plan. 2016 C$ growth in line with guidance released at Investor Day. Financial Performance • On a constant dollar (C$) basis, total revenue growth for the quarter was 2.1%, reflecting solid storage rental revenue gains of 3.2%, and service revenue growth of 0.3%. As a result of the continued strengthening of the U.S. dollar, total reported revenues for the fourth quarter were $752 million in 2015, compared with $778 million in 2014. Full year total reported revenues were $3.01 billion, compared with $3.12 billion in 2014. C$ total revenue growth for the year also was 2.1%, driven by storage rental revenue gains of 4.0%, partially offset by service revenue declines of 0.7%. • Adjusted OIBDA for the fourth quarter was $238 million, compared with $220 million in 2014, while full-year Adjusted OIBDA was $920 million, compared with $926 million in 2014. Adjusted OIBDA for 2014 includes $3.5 million of restructuring costs and Adjusted OIBDA for 2015 includes previously communicated costs of $10 million related to the company’s Transformation initiative. On a C$ basis, Adjusted OIBDA increased by 13.6% for the quarter and 4.4% for the year (14.1% and 5.1%, excluding Transformation and restructuring costs for the quarter and full year, respectively). • Adjusted EPS for the fourth quarter was $0.33 per diluted share, compared with $0.25 per diluted share in 2014. Full-year Adjusted EPS was $1.21 per diluted share, compared with $1.36 in 2014. Adjusted EPS for 2015 reflects an 8% increase in weighted average shares outstanding following the distribution of shares in November 2014 associated with the company’s conversion to a REIT as well as the Transformation costs noted above. Finally, Adjusted EPS for the fourth quarter reflects a structural tax rate of 16.8%, compared with a structural tax rate of 14.4% in 2014. • GAAP EPS for the fourth quarter was $0.03 per share compared with GAAP EPS of $0.06 per share for the fourth quarter of 2014. Full-year GAAPEPS was $0.59, compared with $1.67 for 2014. 2014 GAAP EPS includes $176 million of a net discrete tax benefit recorded in the second quarter of 2014 primarily related to the reversal of current and deferred tax assets and liabilities, partially offset by incremental taxes related to foreign repatriation associated with the company’s conversion to a REIT. • FFO (Normalized) per share was $0.57 for the fourth quarter compared with $0.53 in 2014 and $2.10 for the year compared with $2.28 in 2014. • AFFO was $125 million for the fourth quarter compared with $112 million in 2014, and $522 million for the year compared with $527 million in 2014. www.ironmountain.com Selected metric definitions are available in the Appendix 4

Operational Highlights and Performance versus Strategic Plan Solid storage rental grow th: • NA RIM internal growth of 0.2% for Q4 and 0.1% for the year - C$ growth of 1.0% for Q4 and 1.1% for the year • NA DM internal growth of 1.0% for Q4 and 4.2% for the year - C$ growth of 1.1% for Q4 and 4.4% for the year • WE internal growth of 2.4% for Q4 and 2.7% for the year - C$ growth of 2.8% for Q4 and 3.3% for the year Developed Markets Maintain Continued Grow th in Box and Tape Volume Consistent and stable volume grow th across developed markets: • NA RIM volume growth of 1.2% • NA DM volume growth of 3.4% • WE volume growth of 3.1% Strong storage rental grow th and volume: • Other International segment internal growth of 9.6% for Q4 and 10.8% for the year - C$ growth of 10% for Q4 and 14.3% for the year Emerging Markets Expand Presence and Leverage Scale Emerging Markets to Represent 20% of Revenues by 2020 Consistent volume grow th: • Other International organic volume growth of 6.1% Emerging Markets (Other International excluding Australia) represent 14.6% of total revenues in Q4 on a C$ basis Continued grow th in data center business; success-based investing • Data Center: $22mm year-end revenue run-rate Adjacent Businesses Adjacent Businesses to Represent 5% of Revenues by 2020 Completed acquisition of Crozier Fine Arts, a leader in Art storage • Art Storage: $30mm year-end revenue run-rate Total 2015 run-rate revenue represented 1.7% of total. Deliver $125mm of cumulative savings by 2017 Continuing to execute on Transformation initiative • Expecting to incur net $7mm in Q1 of 2016 of Transformation related charges Transformation $50mm of run-rate savings in 2015 Achieved $50mm run-rate savings expected to be fully realized in 2016 • Incurred $10.2mm in Q3 and Q4 of Transformation related charges Leverage Real Estate Platform to Create Long-Term Value • Consolidate properties for maximum efficiency, leverage development and lease conversion opportunities For 2015, invested $120mm in grow th racking real estate consolidation and development as w ell as $52mm in lease conversions. Real Estate www.ironmountain.com Selected metric definitions are available in the Appendix 5 Enablers Strategic Goals Q4 and Full Year 2015 Operational Performance and Highlights Pillars Strategic Goals Q4 and Full Year 2015 Operational Performance and Highlights

Financial Performance versus Strategic Plan Total C$ Revenue Growth of 4% CAGR • Half of the growth organic/half to come from acquisitions Total C$ Revenue Growth of 2.1% for the quarter and year • Revenue growth below target due to lower acquistion activity given focus on proposed Recall transaction Revenue Storage Internal Growth of 2.5% to 3.0% Storage Internal Growth of 2.2% for Q4 and 2.7% for the year Service Internal Growth flat in 2015; improving in 2016 Service Internal Growth of 0.3% for Q4 and -0.4% for the year Stabilize service gross margins and achieve service gross margin of 27% by year-end Stabilized service gross margin and achieved year-end target • Achieved Q4 service gross margin of 27.2% • FY service gross margins of 26.6% and 26.1% on a normalized basis (see bridge on p.27). Service Gross Margin C$ Adj. OIBDA Growth of 14.1% for Q4 and 5.1% for 2015, excluding restructuring charges in both periods • Growth driven by Transformation benefits and better operating performance Adj. OIBDA Total C$ Adj. OIBDA Growth of 8% CAGR Increased 2015 divided per share by $0.01 in Q4'15 Dividend Dividend Growth Year-over-year dividend growth of 2% expected in 2016 Proposed Recall Acquisition We continue to work toward closing of the Recall transaction and related integration planning. As we work through the regulatory process, we will refine our views based upon a clearer understanding of the outcome, and when we have substantially completed the regulatory review process, we will update the timetable. Liquidity and Leverage At December 31, 2015, the company had liquidity of approximately $800mm, primarily under its revolving credit facility. The company’s net total lease adjusted leverage ratio was 5.6x at quarter end, as compared to a maximum allowable ratio of 6.5x. Guidance The company updated its guidance based on 2016 C$ budget rates to reflect the continued strengthening of the U.S. dollar. Details are available on page 13. www.ironmountain.com Selected metric definitions are available in the Appendix 6 Strategic GoalsQ4 and Full Year 2015 Financial Performance

Company Profile Iron Mountain is a global leader in enterprise storage with a high-return, real estate-based business model, yielding over $3 billion of revenues annually. The company provides storage and information management services to a high-quality, diversified customer base across numerous industries and government organizations. Iron Mountain serves more than 170,000 customers, including approximately 94% of the Fortune 1000, and no single customer accounts for more than 1% of revenues. Iron Mountain provides storage and information management services in 37 countries on five continents, storing 530 million cubic feet of records in a portfolio of approximately 1,100 facilities containing 69.9 million square feet of space. The company employs more than 20,000 people. Countries Served Iron Mountain is organized as a REIT, and its financial model is based on the recurring nature of its storage rental revenues and resulting storage net operating income (NOI). Supported by its consistent, predictable storage rental revenues, the company generates predictable, low-volatility growth in key metrics such as storage NOI and AFFO. This fundamental financial characteristic provides stability through economic cycles. Diversification of Total Revenue (As of 12/31/2015) Iron Mountain has the opportunity to invest capital at attractive returns both domestically and internationally. The company believes that there remains a large un-vended opportunity that can support sustained storage volumes in developed markets such as North America and high growth opportunities in emerging markets where customers are just beginning to outsource their storage of physical documents. Region Product 16.7% 15.6% C$ STORAGE RENTAL GROWTH 8.5% 68.0% 72.8% 2015 C$ Storage Rental Growth: 4.0% Four-year Compound Annual Growth Rate: 4.4% $1,877 $1,579 North America Europe Latin America Asia Pacific Records Mgmt Data Protection Shredding Other(1) (1) Includes Fulfillment Services, Document Management Services, Intellectual Property Management, Data Center, Consulting, Entertainment Services, Fine Art, Consumer Storage and other ancillary services. ’11 ’12 ’13 ’14 ’15 www.ironmountain.com Selected metric definitions are available in the Appendix 7 7.9% 7.5% 3.0%

Financial Highlights (1) In 2015, we revised the reconciliation of FFO (NAREIT), FFO (Normalized) and AFFO to reconcile these Non-GAAP measures to consolidated net income, rather than net income attributable to Iron Mountain. We have revised the 2014 reconciliation of FFO (NAREIT), FFO (Normalized) and AFFO to conform to current year presentation. (2) A one-time reallocation of service costs to storage in Q3 2015 enhanced FY 2015 Service Gross Margin by 50 basis points. Normalized for this reallocation adjustment, 2015 service gross margin would have been 26.1%. www.ironmountain.com Selected metric definitions are available in the Appendix 8 Storage Rental $465,401 $457,764 (1.6)% $1,860,243 $1,837,897 (1.2)% Service 312,577 294,663 (5.7)% 1,257,450 1,170,079 (6.9)% Total Re ve nue s $777,978 $752,427 (3.3)% $3,117,693 $3,007,976 (3.5)% Gross Prof it $440,954 $428,001 (2.9)% $1,773,057 $1,717,951 (3.1)% Gross Margin % 56.7% 56.9% 20 bps 56.9% 57.1% 20 bps Adjusted OIBDA $220,033 $237,725 8.0% $925,797 $920,005 (0.6)% Adjusted OIBDA % 28.3% 31.6% 330 bps 29.7% 30.6% 90 bps Adjusted EPS $0.25 $0.33 31.2% $1.36 $1.21 (11.0)% FFO (NAREIT)(1) $58,991 $50,286 (14.8)% $504,609 $303,153 (39.9)% FFO (Normalized)(1) $107,980 $119,923 11.1% $449,228 $446,244 (0.7)% FFO (Normalized) per Share(1) $0.53 $0.57 7.5% $2.28 $2.10 (7.7)% AFFO(1) $112,207 $124,965 11.4% $527,460 $522,207 (1.0)% Ordinary Dividends per Share $0.475 $0.485 2.1% $1.900 $1.910 0.5% Weighted Average Fully-diluted Shares Outstanding 205,494 212,231 3.3% 196,749 212,118 7.8% Storage Net Operating Income (NOI) $381,878 $375,376 (1.7)% $1,514,999 $1,496,156 (1.2)% Storage Profit and M argin Storage Gross Prof it $355,612 $347,882 (2.2%) $1,424,981 $1,406,990 (1.3%) Storage Gross Margin 76.4% 76.0% -40 bps 76.6% 76.6% 0 bps Se rvice Profit and M argin Service Gross Prof it $85,341 $80,120 (6.1%) $348,075 $310,961 (10.7%) Service Gross Margin(2) 27.3% 27.2% -10 bps 27.7% 26.6% -110 bps % Change Full Ye ar 2015 Full Ye ar 2014 % Change Q4 2015 Q4 2014

Year-over-Year Revenue Growth Revenue Re ve nue Grow th Rate s Revenue Revenue www.ironmountain.com Selected metric definitions are available in the Appendix 9 Storage Rental Service Total Reported (1.6)% (5.7)% (3.3)% Storage Rental Service Total Revenue Revenue Revenue (1.2)% (6.9)% (3.5)% Less: Impact of FX Rate Changes and Adjustments (4.9)% (6.0)% (5.3)% (5.2)% (6.2)% (5.6)% Constant Currency 3.2% 0.3% 2.1% 4.0% (0.7)% 2.1% Less: Impact of Acquisitions and Dispositions 1.0% 0.0% 0.6% 1.3% (0.3)% 0.6% Inte rnal Grow th Rate 2.2% 0.3% 1.4% 2.7% (0.4)% 1.5% Full Ye ar 2015 Q4 2015

Records Management Volume Growth Net Volume Growth Rate 7.6% 6.7% 0.7% Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 3.8% 4.1% 0.5% Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 (1) Customer acquisitions are now included in new sales as the nature of these transactions is similar to new customer wins. www.ironmountain.com Selected metric definitions are available in the Appendix 10 Business AcquisitionsNew Sales (1) New Volume from Existing CustomersDestructionsOutperm/Terms 3.6% 3.7% 3.3% 2.7% 1.2%1.2%1.1%1.2% 0.7% 0.8% 1.0% 1.0% 1.7% 1.7% 1.7% 1.7% 1.7% 1.6% 1.7% 1.8% 5.3% 5.2% 5.1% 5.1% 5.0% 5.1% 5.4% 4.9% -4.7% -4.8% -4.7% -4.6% -4.6% -4.5% -4.7% -4.8% -2.2% -1.8% -1.6% -1.7% -1.8% -1.8% -1.8% -1.6% North America (377 CuFt MM) 5.5% 5.5% 5.0% 2.0% 3.4% 3.6%3.5%2.8%2.7%2.3% 1.5% 1.6% 1.0% 1.1% 2.5% 2.3% 2.4% 2.4% 2.4% 2.3% 2.4% 2.5% 6.2% 6.1% 6.1% 5.9% 5.9% 5.9% 5.7% 5.8% -4.5% -4.7% -4.5% -4.4% -4.4% -4.3% -4.5% -4.6% -2.3% -2.0% -1.9% -1.9% -2.0% -2.1% -2.1% -2.1% Total Iron Mountain (530 CuFt MM)

Records Management Volume Growth Net Volume Growth Rate 6.2% 5.7% 5.4% 5.4% 3.9%(2) 3.0% 3.1% 0.7% 0.7% Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 28.2% 9.6% 8.4%(2) 6.1% 2.4% 1.5% -3.0% -3.2% -3.3% -2.6% -2.7% -2.8% -3.2% Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 (1) Customer acquisitions are now included in new sales as the nature of these transactions is similar to new customer wins. (2) Small variances from Q3-15 reported results due to system enhancements in international reporting. www.ironmountain.com Selected metric definitions are available in the Appendix 11 Business AcquisitionsNew Sales (1) New Volume from Existing CustomersDestructionsOutperm/Terms 24.8% 19.2% 16.8%17.6% 15.9% 8.3% 9.5% 12.9% 5.5% 4.4% 4.2% 4.2% 4.4% 4.5% 4.1% 4.3% 4.0% 11.4% 11.6% 10.8% 10.3% 9.9% 9.8% 9.6% 9.6% -4.2% -4.4%-3.8%-3.6%-3.5%-3.4%-3.6%-4.2% -3.4% Other International (91 CuFt MM) 4.4% 1.8% 1.8% 1.8% 1.6% 1.0% 5.5% 4.9% 4.6% 4.8% 4.3% 4.6% 4.5% 3.6% 5.4% 5.7% 5.5% 5.5% 5.6% 5.3% 5.4% 5.1% -4.0% -3.9% -4.2% -4.1% -4.5% -4.6% -4.6% -4.4% -2.4% -2.3% -2.6% -2.6% -2.1% -2.2% -2.1% -2.3% Western European (63 CuFt MM)

2015 Performance vs. Guidance www.ironmountain.com Selected metric definitions are available in the Appendix 12 $M M (except per share item s) R$ Operating Performance C$ Revenue $3,000 - $3,060 $3,008 (3.5%) $3,050 - $3,110 $3,078 2.1% Adjusted OIBDA $905 - $930 $920 (0.6%) $925 - $945 $940 4.4% Adjusted EPS – Fully Diluted $1.15 - $1.30 $1.21 $1.20 - $1.30 $1.21 FFO (Normalized) $425 - $465 $446 $425 - $465 $460 FFO (Normalized) per share $2.00 - $2.20 $2.10 $2.00 - $2.20 $2.12 AFFO $480 - $520 $522 $480 - $520 $535 FY 2015 Guidance R$ as of Octobe r 31, 2015 FY 2015 Re s ults Actual R$ Capital Allocation Real Estate Investment $180 - $200 $171 Real Estate and Non-Real Estate Maintenance CapEx $80 $76 Non-Real Estate Investment $65 $48 Business and Customer Acquisitions $125 - $145 $149 Total capital Investments (excluding Dividends) $450 - $510 $444 % Grow th FY 2015 Re s ults Actual C$ FY 2015 Guidance C$ as of Octobe r 31, 2015 % Grow th FY 2015 Re s ults Actual R$ FY 2015 Guidance R$ as of Octobe r 31, 2015

Financial Performance Outlook Estimated Capital Allocation Business and Customer Acquisitions $140 - $180 (1) (2) (3) The 2016 C$ Budget Rate was set in January 2016; therefore, at this time, this guidance is equivalent to guidance reported at R$. YOY growth compared to 2015 constant dollar (C$) budget rates; includes 1.5%-2.5% internal revenue growth. Assumes 212 million shares outstanding. www.ironmountain.comSelected metric definitions are available in the Appendix13 Total Capital Expenditures and Investments (ex dividends)$555 - $595 Real Estate Investment$265 Non-Real Estate Investment$70 Real Estate and Non-Real Estate Maintenance$80 2016 Guidance $M M (e xcept pe r s har e ite m s ) Operating Performance Change YOY(2) Revenue $3,078 $3,165 - $3,265 3% - 6% $2,926 $3,000 - $3,080 3% - 6% Adjusted OIBDA $940 $990 - $1,030 5% - 10% $900 $950 - $970 6% - 8% Adjusted EPS – Fully Diluted(3) $1.21 $1.28 - $1.43 6% - 18% $1.17 $1.24 - $1.32 6% - 13% FFO (Normalized) $460 $455 - $520 $438 $455 - $470 FFO (Normalized) per share(3) $2.12 $2.15 - $2.45 $2.06 $2.15 - $2.22 AFFO $535 $510 - $550 $512 $515 - $530 Im plie d C$ Grow th Re fle cting 2016 FX Budge t Rate s 2015 Re sults @ 2016 Budge t Rate s 2016 C$ % 2016 C$ Guidance (@ 2016 Budge t Rate )(1) Im plie d C$ Gr ow th from Pr e lim inar y 2016 Guidance FY 2015 C$ Re s ults Change YOY @ 2015 C$ Rate s 2016 C$ Guidance (@ 2015 C$ Rate ) as re por te d 10/31/15 Guidance Summary

Quarterly Operating Performance Q4 Results (1) % Grow th - - = = NA Re cords and Inform ation M anage m e nt Service Revenue 177,068 174,287 (1.6)% (2.0)% 0.4% 1.2% (0.8)% Adjusted OIBDA 174,493 181,041 NA Data M anage m e nt Service Revenue 35,604 32,532 (8.6)% (0.8)% (7.7)% 0.2% (8.0)% Adjusted OIBDA 57,509 51,625 We s te rn Europe an Service Revenue 45,552 41,531 (8.8)% (7.2)% (1.6)% (4.6)% 2.9% Adjusted OIBDA 29,105 33,503 Othe r Inte rnational Corporate and Othe r Service Revenue 437 1,618 n/a n/a n/a n/a n/a Adjusted OIBDA (57,603) (52,643) (1) 2014 results exclude REIT Costs and 2015 results exclude Recall Costs. www.ironmountain.com Selected metric definitions are available in the Appendix 14 Total Revenue $3,742 $8,449 125.8% 0.0% 125.8% 77.2% 48.6% Storage Revenue $3,305 $6,831 106.7% 0.0% 106.7% 58.9% 47.8% Storage Revenue $66,854 $59,288 (11.3)% (21.3)% 10.0% 0.4% 9.6% Service Revenue 53,917 44,693 (17.1)% (21.5)% 4.4% (4.1)% 8.4% Total Revenue $120,771 $103,981 (13.9)% (21.4)% 7.5% (1.6)% 9.1% Adjusted OIBDA 16,529 24,198 Adjusted OIBDA Margin % 13.7% 23.3% Adjusted OIBDA Margin % 27.1% 33.1% Total Revenue $107,589 $101,175 (6.0)% (6.9)% 0.9% (1.6)% 2.6% Storage Revenue $62,037 $59,644 (3.9)% (6.7)% 2.8% 0.5% 2.4% Adjusted OIBDA Margin % 58.0% 53.6% Total Revenue $99,196 $96,266 (3.0)% (1.0)% (2.0)% 0.2% (2.2)% Storage Revenue $63,593 $63,734 0.2% (0.9)% 1.1% 0.1% 1.0% Adjusted OIBDA Margin % 39.1% 40.9% Total Revenue $446,678 $442,554 (0.9)% (1.7)% 0.8% 1.0% (0.2)% Storage Revenue $269,611 $268,267 (0.5)% (1.5)% 1.0% 0.8% 0.2% Inte rnal Grow th Im pact of Acquis itions and Dis pos itions Cons tant Curre ncy Im pact of FX Rate Change s and Adjus tm e nts Re porte d Q4 2015 Q4 2014

Full Year Operating Performance Full Ye ar Re s ults (1) % Grow th - - = = NA Re cords and Inform ation M anage m e nt Service Revenue 715,348 698,060 (2.4)% (1.8)% (0.6)% 1.1% (1.6)% Adjusted OIBDA 698,719 714,639 NA Data M anage m e nt Service Revenue 143,190 134,885 (5.8)% (0.9)% (4.9)% 0.2% (5.1)% Adjusted OIBDA 226,396 203,803 We s te rn Europe an Service Revenue 191,841 158,256 (17.5)% (9.9)% (7.6)% (7.0)% (0.6)% Adjusted OIBDA 130,423 120,649 Othe r Inte rnational Corporate and Othe r Service Revenue 1,494 2,672 n/a n/a n/a n/a n/a Adjusted OIBDA (214,209) (206,427) (1) 2014 results exclude REIT Costs and 2015 results exclude Recall Costs. www.ironmountain.com Selected metric definitions are available in the Appendix 15 Total Revenue $13,580 $23,252 71.2% 0.0% 71.2% 22.7% 48.5% Storage Revenue $12,086 $20,580 70.3% 0.0% 70.3% 20.4% 49.9% Storage Revenue $263,737 $245,154 (7.0)% (21.4)% 14.3% 3.6% 10.8% Service Revenue 205,577 176,206 (14.3)% (21.9)% 7.6% (1.4)% 9.0% Total Revenue $469,314 $421,360 (10.2)% (21.6)% 11.4% 1.4% 10.0% Adjusted OIBDA 84,468 87,341 Adjusted OIBDA Margin % 18.0% 20.7% Adjusted OIBDA Margin % 29.0% 30.4% Total Revenue $449,231 $397,513 (11.5)% (10.2)% (1.3)% (2.7)% 1.4% Storage Revenue $257,390 $239,257 (7.0)% (10.3)% 3.3% 0.6% 2.7% Adjusted OIBDA Margin % 58.0% 52.2% Total Revenue $390,207 $390,486 0.1% (0.9)% 1.0% 0.2% 0.8% Storage Revenue $247,017 $255,601 3.5% (0.9)% 4.4% 0.2% 4.2% Adjusted OIBDA Margin % 38.9% 40.3% Total Revenue $1,795,361 $1,775,365 (1.1)% (1.5)% 0.4% 1.0% (0.6)% Storage Revenue $1,080,013 $1,077,305 (0.3)% (1.3)% 1.1% 1.0% 0.1% Inte rnal Grow th Im pact of Acquis itions and Dis pos itions Cons tant Curre ncy Im pact of FX Rate Change s and Adjus tm e nts Re porte d Full Ye ar 2015 Full Ye ar 2014

Consolidated Balance Sheets ASSETS Current Assets: Restricted Cash 33,860 - Other Current Assets 153,661 165,130 Property, Plant and Equipment: Less: Accumulated Depreciation (2,117,978) (2,247,078) Other Assets, Net: Other Non-current Assets, Net(1): 631,036 634,539 Total Assets (1) $6,523,265 $6,350,587 LIABILITIES AND EQUITY Current Portion of Long-term Debt $52,095 $88,068 Total Current Liabilities 856,736 841,831 Other Long-term Liabilities 232,215 222,539 Total Liabilitie s (1) $5,653,310 $5,821,980 Total Stockholders' Equity $856,355 $508,841 Total Equity 869,955 528,607 (1) In Q4 of 2015, we adopted Accounting Standards Update No. 2015-03 (“ASU 2015-03”), which requires the carrying value of deferred financing costs, which were formerly presented within Other Assets, net to be presented within Long-Term Debt, net of current portion on our Consolidated Balance Sheets. Deferred financing costs were $47.1mm and $58.3mm on December 31, 2014 and December 31, 2015, respectively. www.ironmountain.com Selected metric definitions are available in the Appendix 16 Total Liabilitie s and Equity(1) $6,523,265 $6,350,587 Noncontrolling Interests 13,600 19,766 Equity Total Long-term Liabilities(1) 4,796,574 4,980,149 Long-term Debt, Net of Current Portion(1) 4,564,359 4,757,610 Other Current Liabilities 804,641 753,763 Current Liabilities: Total Other Assets, Net(1) 3,054,819 2,995,517 Goodw ill 2,423,783 2,360,978 Property, Plant and Equipment, Net 2,550,727 2,497,158 Property, Plant and Equipment at Cost 4,668,705 4,744,236 Total Current Assets 917,719 857,912 Accounts Receivable, Net 604,265 564,401 Cash and Cash Equivalents $125,933 $128,381 12/31/2015 12/31/2014

Consolidated Statements of Operations www.ironmountain.com Selected metric definitions are available in the Appendix 17 Revenues: Storage Rental $465,401 $457,764 (1.6)% $1,860,243 $1,837,897 (1.2)% Service 312,577 294,663 (5.7)% 1,257,450 1,170,079 (6.9)% Total Re ve nue s $777,978 $752,427 (3.3)% $3,117,693 $3,007,976 (3.5)% Ope rating Expe ns e s : Cost of Sales (excluding Depreciation and Amortization) $337,024 $324,426 (3.7)% $1,344,636 $1,290,025 (4.1)% Selling, General and Administrative 224,648 216,967 (3.4)% 869,572 844,960 (2.8)% Depreciation and Amortization 88,575 85,472 (3.5)% 353,143 345,464 (2.2)% (Gain) Loss on Disposal/Write-Dow n of PP&E (excluding Real Estate), Net (164) 2,293 n/a 1,065 3,000 n/a Total Ope rating Expe ns e s $650,083 $629,158 (3.2)% $2,568,416 $2,483,449 (3.3)% Ope rating Incom e (Los s ) $127,895 $123,269 (3.6)% $549,277 $524,527 (4.5)% Interest Expense, Net 72,984 67,751 (7.2)% 260,717 263,871 1.2% Other Expense (Income), Net 42,200 38,991 (7.6)% 65,187 98,590 51.2% Income (Loss) f rom Continuing Operations bef ore Provision (Benef it) 12,711 16,527 30.0% 223,373 162,066 (27.4)% f or Income Taxes and (Gain) Loss on Sale of Real Estate Provision (Benef it) f or Income Taxes 876 10,587 n/a (97,275) 37,713 n/a Gain f rom Sale of Real Estate, Net of Tax (839) - n/a (8,307) (850) (89.8)% Income (Loss) f rom Continuing Operations 12,674 5,940 (53.1)% 328,955 125,203 (61.9)% Income (Loss) f rom Discontinued Operations, Net of Tax 729 - n/a (209) - n/a Net Income (Loss) 13,403 5,940 (55.7)% 328,746 125,203 (61.9)% Less: Net Income (Loss) Attributable to Noncontrolling Interests 654 235 (64.1)% 2,627 1,962 (25.3)% Ne t Incom e (Los s ) Attributable to Iron M ountain Incorporate d $12,749 $5,705 (55.3)% $326,119 $123,241 (62.2)% Earnings (Losses) per Share - Basic: Income (Loss) f rom Continuing Operations $0.06 $0.03 (50.0)% $1.68 $0.59 (64.9)% Total Income (Loss) f rom Discontinued Operations - - n/a ($0.00) ($0.00) 0.0% Ne t Incom e (Los s ) Attributable to Iron M ountain Incorporate d $0.06 $0.03 (50.0)% $1.67 $0.58 (65.3)% Earnings (Los s e s ) pe r Share - Dilute d: Income (Loss) f rom Continuing Operations $0.06 $0.03 (50.0)% $1.67 $0.59 (64.7)% Total (Loss) Income f rom Discontinued Operations - - n/a ($0.00) ($0.00) n/a Ne t Incom e (Los s ) Attributable to Iron M ountain Incorporate d $0.06 $0.03 (50.0)% $1.66 $0.58 (65.1)% Weighted Average Common Shares Outstanding - Basic 203,489 211,209 3.8% 195,278 210,764 7.9% Weighted Average Common Shares Outstanding - Diluted 205,494 212,231 3.3% 196,749 212,118 7.8% % Change Full Ye ar 2015 Full Ye ar 2014 % Change Q4 2015 Q4 2014

Reconciliation of Operating Income to Adjusted OIBDA (1) Includes realized and unrealized FX (gains) losses. (2) Excludes realized and unrealized FX (gains) losses. www.ironmountain.com Selected metric definitions are available in the Appendix 18 Ne t Incom e (Los s ) Attributable to Iron M ountain Incorporate d $12,749 $5,705 (55.3)% $326,119 $123,241 (62.2)% Add: Net Income (Loss) Attributable to Noncontrolling Interests 654 235 (64.1)% 2,627 1,962 (25.3)% Loss (Income) f rom Discontinued Operations, Net of Tax (729) - n/a 209 - n/a (Gain) Loss f rom Disposition of Real Estate, Net of Tax (839) - n/a (8,307) (850) (89.8)% Provision (Benef it) f or Income Taxes 876 10,587 n/a (97,275) 37,713 n/a FX (Gains) Losses(1) 32,726 14,390 (56.0)% 58,318 70,850 21.5% Other (Income) Expense(2) 9,473 24,601 n/a 6,869 27,740 n/a Interest Expense, Net 72,984 67,751 (7.2)% 260,717 263,871 1.2% Ope rating Incom e (Los s ) $127,895 $123,269 (3.6)% $549,277 $524,527 (4.5)% Depreciation and Amortization 88,575 85,472 (3.5)% 353,143 345,464 (2.2)% (Gain) Loss on Disposal/Write-Dow n of PP&E (excluding Real Estate), Net (164) 2,293 n/a 1,065 3,000 n/a Recall Costs - 26,691 n/a - 47,014 n/a REIT Costs 3,728 - n/a 22,312 - n/a Adjus te d OIBDA $220,033 $237,725 8.0% $925,797 $920,005 (0.6)% % Change Full Ye ar 2015 Full Ye ar 2014 % Change Q4 2015 Q4 2014

Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share(1) Adjus te d EPS - Fully Dilute d from Continuing Ope rations $ 0.25 $ 0.33 31.2% $ 1.36 $ 1.21 (11.0)% (1) Adjusted EPS for 2015 reflects a structural tax rate of 16.8%, while 2014 results have been restated to reflect a structural tax rate of 14.4%. www.ironmountain.com Selected metric definitions are available in the Appendix 19 Re porte d EPS - Fully Dilute d from Continuing Ope rations $ 0.06 $ 0.03 (53.3)% $ 1.67 $ 0.59 (64.7)% Add: Gain (Loss) on Disposal/Write-Dow n of PP&E (excluding Real Estate), Net - 0.01 n/a 0.01 0.01 n/a REIT Costs 0.02 - n/a 0.11 - n/a Recall Costs - 0.13 n/a - 0.22 n/a Other (Income) Expense, Net 0.21 0.18 (14.3)% 0.33 0.46 39.4% Gain (Loss) on Sale of Real Estate, Net of Tax - - n/a (0.04) - n/a Tax Impact of Reconciling Items and Discrete Tax Items (0.04) (0.02) (50.0)% (0.72) (0.07) (90.3)% % Change Full Ye ar 2015 Full Ye ar 2014 % Change Q4 2015 Q4 2014

Reconciliation of Net Income to FFO & AFFO (1) Includes realized and unrealized FX (gains) losses. (2) Excludes realized and unrealized FX (gains) losses. (3) Includes repatriation, recapture (including amended return impact) and other current tax expenses; excludes normalized cash tax expense of ($3,079) in Q4 2014 and $8,924 in Q4 2015 ($46,878 in 2014 and $43,226 in 2015). (4) Reflects amortization of customer acquisition intangibles, transportation and permanent withdrawal fees in addition to amortization of deferred financing charges. (5) Q4 2014 and Full Year 2014 non-cash rent expense (income) was adjusted to exclude cash receipts and other changes in deferred rent which did not have an impact on net income in such period. (6) In 2015, we revised the reconciliation of FFO (NAREIT), FFO (Normalized) and AFFO to reconcile these Non-GAAP measures to consolidated net income, rather than net income attributable to Iron Mountain. We have revised the 2014 reconciliation of FFO (NAREIT), FFO (Normalized) and AFFO to conform to current year presentation. www.ironmountain.com Selected metric definitions are available in the Appendix 20 Ne t Incom e $13,403 $5,940 (55.7)% $328,746 $125,203 (61.9)% Add: Real Estate Depreciation 46,427 44,346 (4.5)% 184,170 178,800 (2.9)% (Gain) Loss f rom Disposition of Real Estate, Net of Tax (839) - n/a (8,307) (850) (89.8)% FFO (NAREIT)(6) $58,991 $50,286 (14.8)% $504,609 $303,153 (39.9)% Add: (Gain) Loss on Disposal/Write-Dow n of PP&E (excluding Real Estate), Net (164) 2,293 n/a 1,065 3,000 n/a FX (Gains) Losses(1) 32,726 14,390 (56.0)% 58,318 70,850 21.5% Other (Income) Expense(2) 9,473 24,601 n/a 6,869 27,740 n/a Def erred Taxes and REIT Tax Adjustments(3) 3,955 1,663 (58.0)% (144,154) (5,513) (96.2)% (Income) Loss f rom Discontinued Operations, Net of Tax (729) - n/a 209 - n/a Recall Costs - 26,691 n/a - 47,014 0.0% REIT Costs 3,728 - n/a 22,312 - n/a FFO (Norm alize d)(6) $107,980 $119,923 11.1% $449,228 $446,244 (0.7)% Add: Non-Real Estate Depreciation 30,254 30,377 0.4% 120,387 122,420 1.7% Amortization Expense(4) 14,368 13,556 (5.7)% 56,595 53,494 (5.5)% Non-Cash Rent Expense (Income)(5) 3,001 (381) n/a (419) (3,349) n/a Non-Cash Equity Compensation Expense (Income) 6,495 6,649 2.4% 29,624 27,585 (6.9)% Less: Non-Real Estate Investment 17,391 13,298 (23.5)% 50,854 47,964 (5.7)% Real Estate and Non-Real Estate Maintenance CapEx 32,500 31,861 (2.0)% 77,101 76,222 (1.1)% AFFO(6) $112,207 $124,965 11.4% $527,460 $522,207 (1.0)% Pe r Share Am ounts (Fully Dilute d Share s ) FFO (NAREIT) $0.29 $0.24 (17.2)% $2.56 $1.43 (44.1)% FFO (Normalized) $0.53 $0.57 7.5% $2.28 $2.10 (7.7)% Weighted Average Common Shares Outstanding - Basic 203,489 211,209 3.8% 195,278 210,764 7.9% Weighted Average Common Shares Outstanding - Diluted 205,494 212,231 3.3% 196,749 212,118 7.8% % Change Full Ye ar 2015 Full Ye ar 2014 % Change Q4 2015 Q4 2014

Reconciliation of Cash Flow from Operations to AFFO (1) Working capital adjustments in Q4 and Full Year 2015 are driven primarily by the timing of payroll and incentive compensation accruals. (2) Includes impact of options where holders elect to receive shares net of tax withholding at vesting date. www.ironmountain.com Selected metric definitions are available in the Appendix 21 Cash Flow from Operations $171,096 $210,136 22.8% $472,948 $541,760 14.5% Adjust f or: Tax on Gain from Disposition of Real Estate 214 - n/a 2,205 209 (90.5)% REIT Tax Adjustments 16,334 (1,181) n/a 126,636 1,960 (98.5%) REIT Cost Addback 3,728 - n/a 22,312 - n/a Recall Cost Addback - 26,691 n/a - 47,014 0.0% Working Capital Adjustments(1) (45,272) 73,627 n/a 33,052 (43,405) n/a Non-Cash Rent Expense 3,001 (381) n/a (419) (3,349) n/a Non-Real Estate Investment CapEx (17,391) (13,298) (23.5)% (50,854) (47,964) (5.7)% Real Estate and Non-Real Estate Maintenance CapEx (32,500) (31,861) (2.0)% (77,101) (76,222) (1.1)% Non-Cash Equity Expense 6,495 6,649 2.4% 29,624 27,585 (6.9)% Loss (Gain) on Early Extinguishment of Debt (16,469) (25,148) 52.7% (16,495) (27,305) 65.5% Other Adjst. (Deferred Rent and Fx)(2) 22,971 (120,268) n/a (14,448) 101,924 n/a AFFO $112,207 $124,965 11.4% $527,460 $522,207 (1.0)% % Change Full Ye r 2015 Full Year 2014 % Change Q4 2015 Q4 2014

Quarterly and Full Year Total Revenue Growth Bridge $MM Quarterly Total Revenue Growth Bridge Full Year Total Revenue Growth Bridge (3.3)% R$ Decline (3.5)% R$ Decline Q4 2014 Revenue - Reported $ FX Impact at Q4 2015 FX Rates Q4 2014 Revenue at Q4 2015 FX Rates YoY Growth Excluding FX Impact Q4 2015 Revenue - Reported $ 2014 Revenue - Reported $ FX Impact at 2014 Revenue YoY Growth Excluding FX Impact 2015 Revenue - Reported $ 2015 FX Rates at 2015 FX Rates www.ironmountain.com Selected metric definitions are available in the Appendix 22 $3,118 2.1% C$ Growth $3,008 $2,947 $61 $778 2.1% C$ Growth $752 $738 $15 $171 $41

Quarterly Normalized Adjusted OIBDA Bridge $MM 14.1% Normalized C$ Growth 8.0% Reported R$ Growth $1 Q4 2014 Adj. OIBDA FX Impact at Q4 2015 FX Rates Normalized Q4 2014 Adj. OIBDA at Q4 2015 FX Rates Q4 2015 Adj. OIBDA - Reported Add Back: Restructuring Charges Related to Transformation Q4 2015 Normalized Adj. OIBDA Q4 2015 Adjusted OIBDA was impacted by a $1mm restructuring charge related to Transformation initiative. www.ironmountain.com Selected metric definitions are available in the Appendix 23 $239 $238 $220 $209 $11

Full Year Normalized Adjusted OIBDA Bridge $MM 5.1% Normalized C$ Growth (0.6)% Reported R$ Decline 2014 Adj. OIBDA FX Impact at 2015 FX Rates Add Back: 2014 Restructuring Charges Normalized 2014 Adj. OIBDA at 2015 FX Rates 2015 Adj. OIBDA - Reported Add Back: Restructuring Charges Related to Transformation 2015 Normalized Adj. OIBDA Full Year 2015 Adjusted OIBDA was impacted by a $10mm restructuring charge related to Transformation initiative. www.ironmountain.com Selected metric definitions are available in the Appendix 24 $930 $926 $920 $885 4 $44 $10

Quarterly Normalized Adjusted EPS Bridge $0.08 – Reported Growth $0.09 – Normalized Growth Reported Q4 2014 Adj. EPS Impact of Additional Shares Outstanding Normalized Q4 2014 Adjusted EPS Reported Q4 2015 Adjusted EPS The $1mm charge in Q4 2015 associated with Transformation did not have a material impact on Adj. EPS. www.ironmountain.com Selected metric definitions are available in the Appendix 25 $0.33 $0.25 $0.24 ($0.01)

Full Year Normalized Adjusted EPS Bridge ($0.15) – Reported Decline $0.02 – Normalized Growth Reported 2014 Adj. EPS Impact of Additional Shares Outstanding Add Back: 2014 Restructuring Charges(1) Normalized 2014 Adj. EPS Reported 2015 Adj. EPS Add: Restructuring Charges Related to Transformation(1) Normalizing for Constant Tax Rate(2) 2015 Normalized Adj. EPS (1) FY 2015 Adjusted EPS was impacted by a $10mm restructuring charge related to the Transformation initiative and in FY 2014 Adj. OIBDA was impacted by $4mm of restructuring charges related to an overhead optimization plan introduced in 2013. (2) FY 2015 structural tax rate was 16.8% vs. 14.4% for FY 2014. www.ironmountain.com Selected metric definitions are available in the Appendix 26 $1.36 $1.30 $1.28 $1.21 $0.02 $0.05 $0.04 ($0.10)

Total Service Margin Bridge Service Gross Margin: Sequential Performance (130) bps – Reported Decline + 40 bps – Normalized Improvement Q3 2015 Service Gross Margin Less: Service Gross Margin Reallocation to Storage Q3 2015 Normalized Service Gross Margin Q4 2015 Service Gross Margin Q3 2015 Total Service Gross Margin is higher than forecasted at our Investor Day due to a reallocation between service and storage. www.ironmountain.com Selected metric definitions are available in the Appendix 27 28.5% 27.2% 26.8% 1.7%

Reported $ Storage Net Operating Income (NOI) (1) Includes Data Center, Fine Art, Consumer Storage, Intellectual Property Management, Digital Storage, Fulfillment Services, Document Management Services, Entertainment Services and other ancillary services. (2) Includes Rent Expense, Building Maintenance, Property Taxes, Utilities and Insurance costs. (3) Refer to ‘Components of Value’ and appendix for overhead allocations and definitions. www.ironmountain.com Selected metric definitions are available in the Appendix 28 Re ve nue from Storage Re ntal Activitie s Records Management $369,650 $358,253 (3.1)% $1,484,843 $1,447,179 (2.5)% Data Protection 76,305 74,350 (2.6)% 300,164 298,963 (0.4)% Other(1) 19,446 25,161 29.4% 75,236 91,755 22.0% Total Storage Rental 465,401 457,764 (1.6)% 1,860,243 1,837,897 (1.2)% Terminations/Permanent Withdraw al Fees 5,864 6,280 7.1% 23,740 26,030 9.6% Total Re ve nue from Storage Re ntal Activitie s $471,265 $464,044 (1.5)% $1,883,982 $1,863,927 (1.1)% Less: Storage Rental Expenses Facility Costs(2) 103,842 98,404 (5.2)% 412,788 402,691 (2.4)% Storage Rental Labor 2,192 5,191 n/a 6,391 7,790 21.9% Other Storage Rental Expenses 3,754 6,287 67.5% 16,083 20,426 27.0% Allocated Overhead(3) 32,873 26,586 (19.1)% 139,625 133,965 (4.1)% Total Storage Re ntal Expe ns e s $142,661 $136,468 (4.3)% $574,887 $564,872 (1.7)% Storage Rent 53,274 47,800 (10.3)% 205,904 197,101 (4.3)% Storage Re ntal Expe ns e s (e xcluding Storage Re nt) $89,387 $88,668 (0.8)% $368,983 $367,771 (0.3)% St orage Ne t Ope rating Incom e $381,878 $375,376 (1.7%) $1,514,999 $1,496,156 (1.2%) Storage Net Operating Income Margin 81.0% 80.9% -10 bps 80.4% 80.3% -10 bps Storage Gros s Profit $355,612 $347,882 (2.2)% $1,424,981 $1,406,990 (1.3)% Storage Gross Margin 76.4% 76.0% -40 bps 76.6% 76.6% 0 bps % Change Full Ye ar 2015 Full Ye ar 2014 % Change Q4 2015 Q4 2014

Global Real Estate Portfolio(1) Total % 24.4% 36.6% 75.6% 63.4% (1) Includes real estate held in joint ventures. (2) Adjustments to previous periods due to refinements to real estate basis and reclassification of multiple adjoining facilities into single buildings. (3) Out of the 60 leased building additions and expansions, 53 were the result of acquiring leases in business acquisitions including Crozier and two were the result of short-term leases associated with customer acquisitions. www.ironmountain.com Selected metric definitions are available in the Appendix 29 Total 277 25,594 860 44,294 1,137 69,888 As of 12/31/2015 Ow ne d Facilitie s North Am e rica 195 21,150 Le as e d Facilitie s 484 30,339 Total 679 51,490 Europe 49 2,776 194 7,455 243 10,230 Latin America 29 1,583 73 3,471 102 5,054 Asia Pacif ic 4 85 109 3,030 113 3,115 Inte rnational 82 4,444 376 13,955 458 18,399 Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. Buildings Total - - (23) (522) (23) (522) Q4 2015 Dis pos itions & M ove Outs Ow ne d Facilitie s North Am e rica - - Le as e d Facilitie s (17) (428) Total (17) (428) Europe - - (4) (34) (4) (34) Latin America - - (1) (23) (1) (23) Asia Pacif ic - - (1) (38) (1) (38) Inte rnational - - (6) (95) (6) (95) Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. Buildings Total 7 793 60 1,419 67 2,212 Q4 2015 Additions & Expans ions Ow ne d Facilitie s North Am e rica 6 779 Le as e d Facilitie s (3) 14 583 Total 20 1,362 Europe - - 9 142 9 142 Latin America - - 1 5 1 5 Asia Pacif ic 1 14 36 689 37 703 Inte rnational 1 14 46 836 47 850 Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. Buildings As of 9/30/2015 Adjus te d(2) Ow ne d Facilitie s North Am e rica 189 20,371 Le as e d Facilitie s 487 30,184 Total 676 50,555 Europe 49 2,776 189 7,347 238 10,122 Latin America 29 1,583 73 3,489 102 5,072 Asia Pacif ic 3 71 74 2,378 77 2,449 Inte rnational 81 4,430 336 13,214 417 17,643 Total 270 24,801 823 43,397 1,093 68,198 Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. Buildings

Revenue from Rental Activities and Storage NOI per Racked Square Foot Square Footage by Region North Am e rica Latin Am e rica As ia Pacific Europe Total Annualized Revenue from Rental Activities and Storage NOI per Racked Square Foot(2) Re ve nue NOI Re ve nue NOI North Am e rica Data Protection $ per Sq Ft $331.04 $294.36 $333.06 $292.39 Latin Am e rica $35.72 $31.41 $37.95 $33.10 (1) Includes loading docks, unracked space, office space, common areas, as well as space in service-related facilities. (2) Excludes Revenue and NOI associated with Intellectual Property Management, Fulfillment Services, Data Center, Entertainment Services, Fine Art, Consumer Storage and other ancillary services. www.ironmountain.com Selected metric definitions are available in the Appendix 30 As ia Pacific $26.43 $20.21 $26.43 $20.33 Total $33.70 $27.94 $34.01 $28.03 Europe $41.26 $34.40 $41.49 $34.33 Records Management $ per Sq Ft $27.61 $22.52 $27.76 $22.56 Full Ye ar 2015 Q4 2015 Annualize d Re cords M anage m e nt Rack e d Space 38,018 7,101 3,404 1,935 50,458 Data Prote ction Rack e d Space 704 121 38 25 888 18,543 Othe r(1) 12,768 3,008 1,612 1,155 Total 51,490 10,230 5,054 3,115 69,888 As of De ce m be r 31, 2015

Portfolio Utilization +2.5% +3.4% 543 79 530 550 500 450 400 80 76 +1.6% 70 61 60 60 +14.6% 10 10 5 50 0 1 0 North America Europe Latin America Asia Pacific Total IRM North America Europe Latin America Asia Pacific Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 643 650 600 550 500 450 120 110 100 90 80 115 98 83 100 50 0 20 10 0 78% 93% 93% North America Europe Latin America Asia Pacific Total IRM North America Europe Latin America Asia Pacific Total IRM Q4 2015 Total Installed Racking Cap. Q4 2015 Total Potential Building Cap. (1) RM units stored includes cubic feet of storage in dedicated space leased to customers on a square foot basis; these dedicated space storage units are excluded from our RM volume growth chart on page 10. (2) Iron Mountain operates its storage business to achieve a desired utilization of between 94% – 98% to attain maximum operating efficiency. www.ironmountain.com Selected metric definitions are available in the Appendix 31 69% 13 74% 48% 81% 74 74% 22 83% 15 48% 77 72% 77% 82% 593 84% 454 92% 423 85% 99109 91% 84% 49522328 90% 85% Capacity and Utilization(2) (%) +8.2%+13.1% 10 6 1 +0.4% 384386 +5.2% 88 92 +3.2%+36.9% 42 44 1621 Units Stored(1) Data Protection Storage Portfolio (DPUs MM) As of 12/31/2015 Records Management Storage Portfolio (CuFt MM) As of 12/31/2015

Gross Book Value of Real Estate Assets Real Estate Assets Land $211,024 Leasehold Improvements 411,997 Construction In Progress 44,466 Service Operations Buildings & Building Improvements 15,789 Racking 113,410 Total Se rvice Gros s Book Value $175,465 Non-Real Estate Assets Total PP&E Gross Book Value $4,744,236 (1) Includes warehouse equipment, vehicles, furniture, fixtures, computer hardware and software. www.ironmountain.com Selected metric definitions are available in the Appendix 32 All Other Non-Real Estate Assets Gross Book Value(1) 966,509 Total Real Estate Gross Book Value $3,777,727 Construction In Progress 3,665 Leasehold Improvements 35,451 Land $7,150 Total Storage Gros s Book Value $3,602,262 Racking 1,443,340 Buildings & Building Improvements 1,491,435 Storage Operations As of 12/31/2015

Service Business Detail (1) Includes Fulfillment Services, Document Management Services, Intellectual Property Management, Data Center, Consulting, Entertainment Services, Fine Art, Consumer Storage and other ancillary services. (2) Includes Building Maintenance, Property Taxes, Utilities, Facility Rent and Insurance costs for shredding, imaging and other services. (3) Refer to ‘Components of Value’ and appendix for overhead allocations and definitions. www.ironmountain.com Selected metric definitions are available in the Appendix 33 Service Revenues $312,577 $294,663 (5.7)% $1,257,450 $1,170,079 (6.9)% Less: Terminations/Permanent Withdraw al Fees 5,864 6,280 7.1% 23,740 26,030 9.6% Adjusted Service Revenue $306,713 $288,384 (6.0)% $1,233,710 $1,144,049 (7.3)% Less: Service Expenses Facility Costs(2) 6,349 7,645 20.4% 27,629 23,191 (16.1)% Service Labor 166,340 157,502 (5.3)% 663,167 639,292 (3.6)% Other Service Expenses 54,548 49,397 (9.4)% 218,579 196,635 (10.0)% Allocated Overhead(3) 25,358 19,631 (22.6)% 108,070 96,418 (10.8)% Total Service Expenses $252,595 $234,175 (7.3)% $1,017,445 $955,536 (6.1)% Total Se rvice Adjus te d OIBDA $54,118 $54,209 0.2% $216,266 $188,514 (12.8)% Total Se rvice Adjus te d OIBDA % 17.6% 18.8% 120 bps 17.5% 16.5% -110 bps Service Rent 1,424 3,181 n/a 8,318 8,914 7.2% Total Se rvice Adjus te d OIBDAR $55,542 $57,389 3.3% $224,582 $197,427 (12.1)% Total Se rvice Adjus te d OIBDAR % 18.1% 19.9% 180 bps 18.2% 17.3% -90 bps Total Se rvice Gros s Profit $85,341 $80,120 (6.1)% $348,075 $310,961 (10.7)% Total Se rvice Gros s M argin 27.3% 27.2% -10 bps 27.7% 26.6% -110 bps % Change Full Ye ar 2015 YTD 2014 % Change Q4 2015 Q4 2014 Se rvice Ope rations Re ve nue by Product Line Records Management $161,796 $148,835 (8.0)% $642,372 $597,348 (7.0)% Data Protection 48,552 40,606 (16.4)% 200,588 170,183 (15.2)% Shredding 62,202 59,536 (4.3)% 256,579 238,030 (7.2)% Other(1) 40,028 45,686 14.1% 157,911 164,518 4.2% Total Se rvice Re ve nue $312,577 $294,663 (5.7)% $1,257,450 $1,170,079 (6.9)% % Change Full Ye ar 2015 Full Ye ar 2014 % Change Q4 2015 Q4 2014

Customer Data North America Q4 2015 Trailing Twelve Months Revenue by Vertical Energy Business Services Iron Mountain provides storage and information management services to more than 170,000 customers in 37 countries around the world. This high quality, diversified customer base comprising numerous industries and government organizations includes approximately 94% of the Fortune 1000. No single customer represents more than 1% of revenues and our Top 20 customers have historically represented approximately 6% of consolidated revenues. Customer retention is consistently high with annual losses of roughly 2% (on a volume basis), attributable to customer terminations. Life Sciences Insurance 8% 3% 2% Other (1) 40% Financial 9% Legal 18% Healthcare Federal Cus tom e r Quality M e trics Volume Retention Rate (RM Global) Bad Debt Expense as a % of Consolidated Revenues 93.3% 0.5% 93.7% 0.5% 92.9% 0.4% 92.7% 0.3% Turnove r Expe nditure s (Storage Only) Sales, Marketing & Account Management Customer Acquisition Costs(2) 32,287 19,948 130,773 55,111 (1) No single vertical within ‘Other’ comprises greater than 1% of North America Revenue. (2) Customer acquisition costs include the acquisition of customer relationships and customer inducements such as move costs and permanent withdrawal fees. www.ironmountain.com Selected metric definitions are available in the Appendix 34 Full Ye ar 2015 Q4 2015 Full Ye ar 2012 Full Ye ar 2013 FY 2014 Full Ye ar 2015 2% 3%

Debt Schedule Debt Maturity Schedule ($MM)(1) $1,065 $1,000 $1,000 Fixed Rate Debt at 12/31/15 Floating Rate Debt at 12/31/15 2016 2017 2018 2019 2020 2021 2022 2023 2024 Thereafter Fixed vs. Floating Rate Debt at 12/31/15(1) 28% Fixed Rate Debt Floating Rate Debt 72% (1) Excludes mortgages, capital leases and local bilateral loans. www.ironmountain.com Selected metric definitions are available in the Appendix 35 $206 $592$600 $144

Capitalization Type of Note Senior Senior Subordinated Senior Senior Denomination CAD USD USD GBP USD Exchange Rate at 12/31/2015 0.7210 1.0000 1.0000 1.4804 1.0000 Yield (on Issue Date) 6.125% 6.000% 5.750% 6.125% 6.000% Current Call Price N/A N/A N/A N/A N/A Next Call Price 103.063 103.000 102.875 104.594 103.000 M e tric Fixed Charge Ratio Lim it > 1.5x Curre nt 2.4x Capacity $1,743,750 Net Secured Lease Adjusted Leverage Ratio < 4.0x 2.6x Letters of Credit $36,624 Interest Rate Spread (Prime) 1.25% # of Shares Outstanding at 12/31/2015 211,340 Weighted Average Interest Rate 2.67% Total Equity Value $5,708,301 Total Market Capitalization $10,483,897 Net Lease Adjusted Leverage Ratio 6.0 6x Adj. OIBDA to Interest Expense 3.5x 5.0 S&P B+ M oody's Ba3 Corporate Unsecured (1) B+ Ba3 0.0 Interest Maturity 5.3% 5.8 years Q4 2015 2013 2014 (1) CAD 6.125% notes due 2021 are rated BB-by Standard & Poor’s. (2) Debt net of cash is calculated as current portion of long-term debt of $88mm plus long-term debt net of current portion of $4,757mm plus $58.3mm deferred financing costs less cash and equivalents of $128.3mm. The deferred financing costs are now included within Long-Term Debt following the Q4 2015 adoption of ASU 2015-03. www.ironmountain.com Selected metric definitions are available in the Appendix 36 5. 5.4x 5.0x Total De bt We ighte d Ave rage Rate s (as of 12/31/2015) Senior Subordinated B-B2 Senior Secured BB-Ba3 Cr e dit Ratings Total Market Capitalization to Adjusted OIBDA 11.3x Net Debt to Total Market Capitalization 46% Total Debt, Net of Cash(2) $4,775,596 Maturity Date 7/6/19 Share Price at 12/31/2015 $27.01 Interest Rate Spread (LIBOR) 2.25% Total M ark e t Capitalization Remaining Capacity $678,938 Outstanding $1,028,188 Net Total Lease Adjusted Leverage Ratio < 6.5x 5.6x Re volving Cre dit and Te rm Loan Facility (as of 12/31/2015) Re volving Cr e dit Facility De bt Cove nant Analys is (as of 12/31/2015) Next Call Date 8/15/17 10/15/18 8/15/17 9/15/17 10/1/17 Maturity Date 8/15/21 8/15/23 8/15/24 9/15/22 10/1/20 Principal Amount at 12/31/2015 $144,190 $600,000 $1,000,000 $592,140 $1,000,000 Original Principal Amount (FX Rate on Issue Date) $193,720 $600,000 $1,000,000 $654,960 $1,000,000 Issuance Date 8/13/13 8/13/13 8/7/12 9/18/14 9/29/15 Se nior Uns e cure d and Se nior Subordinate d Note s (as of 12/31/2015)

Lease Obligations(1) Facility Lease Expirations (% of total square feet subject to lease) 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Thereafter 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Thereafter Weighted Average Remaining Lease Obligations (no exercise of extension options): 5.2 years Weighted Average Remaining Lease Obligations (exercise of all extension options): 12.1 years (1) Includes capital and operating lease obligations. www.ironmountain.com Selected metric definitions are available in the Appendix 37 63.0% 5.2% 4.1% 3.9% 3.5% 3.4% 3.4% 3.0% 2.9% 2.8% 2.7% 2.1% Assuming Exercise of All Extension Options 12.3% 9.2% 13.2% 11.9% 12.2% 11.1% 10.1% 5.7% 5.1% 4.2% 1.2% 3.7% Assuming No Exercise of Extension Options

Capital Expenditures and Investments (1) Includes $11mm and $25mm for data center in Q4 2015 and Full Year 2015, respectively. Also includes $9mm and $16mm for land-related investments in Q4 2015 and Full Year 2015, respectively. (2) FFO (Normalized) is adjusted for these items, among others, to arrive at AFFO. (3) Excludes $5.1mm of CapEx in FY 2014 related to the company’s REIT conversion. (4) Includes Land, Buildings, Improvements, and Racking Structures. (5) Excludes adjustments and customer inducements. www.ironmountain.com Selected metric definitions are available in the Appendix 38 Q4 2014 Q4 2015 % Change Full Ye ar 2014 Full Ye ar 2015 % Change Capital Expe nditure s (1) and Inve s tm e nts Real Estate: Investment(1) $54,254 $65,258 20.3% $199,663 $170,742 (14.5)% Maintenance(2) 26,344 24,645 (6.5)% 57,574 52,826 (8.2)% $80,598 $89,902 11.5% $257,237 $223,568 (13.1)% Non-Re al Es tate : Investment(2)(3) 17,391 13,298 (23.5)% $50,854 47,964 (5.7)% Maintenance(2)(4) 6,156 7,217 17.2% 19,527 23,396 19.8% $23,547 $20,515 (12.9)% $70,381 $71,360 1.4% Total Re al Es tate and Non-Re al Es tate Capital Expe nditure s and Inve s tm e nts $104,145 $110,418 6.0% $327,619 $294,928 (10.0)% Adjustment f or Net Capital Expenditure Accruals and Prepaids (19,607) (22,750) 16.0% 34,305 (4,679) (113.6)% Total Cas h Paid for Re al Es tate and Non-Re al Es tate Capital Expe nditure s and Inve s tm e nts $84,538 $87,668 3.7% $361,924 $290,249 (19.8)% Bus ine s s and Cus tom e r Acquis itions Business Acquisitions 59,680 92,039 54.2% 139,571 119,856 (14.1)% Adjustment f or Business Acquisition Accruals and Cash Acquired 22,047 (6,456) (11,478) (6,298) Total Cas h Paid for Acquis itions $81,727 $85,583 4.7% $128,093 $113,558 (11.3)% Acquisition of Customer Relationship 1,930 17,272 n/a 14,234 38,163 n/a Customer Inducements 5,907 7,545 27.7% 19,373 22,500 16.1% Total Acquis ition of Cus tom e r Re lations hips $7,837 $24,817 n/a $33,607 $60,663 80.5% Adjustment f or Customer Acquisition Accruals 763 (4,869) 840 (5,552) Total Cas h Paid for Acquis ition of Cus tom e r Re lations hips $8,600 $19,948 n/a $34,447 $55,111 60.0% Total Capital Expe nditure s , Inve s tm e nts and Acquis itions (5) $165,755 $219,729 32.6% $481,423 $452,947 (5.9)%

Investments (at C$ Budgeted Fx Rates) Real Estate Investment Activity NOI/CuFt or DPU(5) Stabilization Pe riod Racking Installations(1) Europe 33,989 5,263 29,477 10,857 $2.19 Asia Pacif ic(7) 6,824 1,316 6,581 2,511 $1.60 NOI/CuFt or DPU(5) Stabilization Pe riod Building Development Projects(2) Europe 3,368 1,077 1,437 403 22 $2.19 Asia Pacif ic(7) 1,368 243 1,368 200 16 $1.60 Price CuFt Capacity CuFt Utilization DPU Capacity DPU Utilization IRRs YTD 2015 Building Acquisitions(4) Europe - - - - - - - Asia Pacif ic - - - - - - - Full Year 2015 Business and Customer Acquisition and Disposition Activity Purchase Price $158,019 - Syne rgize d Total Expe cte d Inve s tm e nt $197,389 - Expected IRR Range 10% - 14% - (1) Racking Installations excludes consolidation spend in Total Expected Investment, Investment in Current Period and Cumulative Investment to Date of $48.0mm, $5.1mm and $46.7mm, respectively. (2) Building Development Projects excludes consolidation spend in Total Expected Investment, Investment in Current Period and Cumulative Investment to Date of $4.7mm, $0.1mm and $4.9mm, respectively. (3) Includes a large building development project, with a longer than average stabilization period. (4) Excludes buildings acquired in M&A. (5) In USD R$. (6) Real Estate Investment numbers on this slide are denominated in USD C$ as of the project commencement date. (7) Q4 Storage NOI per cubic foot includes a large volume of cubic footage from our recently completed NAX acquisition (3.8mm cubic feet), without associated in-quarter NOI. Adjusting for NAX cube, Q4 NOI in Asia Pacific would have been $1.90. www.ironmountain.com Selected metric definitions are available in the Appendix 39 Estimated Annual Revenues $66,936 - Capital Consideration $39,370 - Bus ine s s Dis pos itions Business Investm ents North America $52,786 1,027 4,996 84% 393 70% 9%-12% Latin America - - - - - - - Worldw ide $52,786 1,027 4,996 84% 393 70% 9%-12% Re gion Purchas e Total Sq Ft Building Building Building Building Expe cte d Worldw ide $62,350 $4,908 $31,385 10,586 1,045 $2.12 24 - 36 m onths Latin America(3) 41,527 24 18,146 9,414 470 $2.03 North America $16,087 $3,564 $10,434 569 536 $2.14 His torical Ave rage Ave rage Re gion Total Expe cte d Inve s tm e nt in Cum ulative Total Pote ntial Total Sq Ft Investm ent Curre nt Pe riod Inve s tm e nt to Date CuFt / DPUs North America $27,641 $8,627 $26,234 7,585 $2.14 Latin America 10,212 1,868 10,781 2,948 $2.03 Worldw ide $78,666 $17,074 $73,072 23,901 $2.12 8 - 12 m onths His torical Ave rage Ave rage Re gion Total Expe cte d Inve s tm e nt in Cum ulative Es tim ate d Investm ent Curre nt Pe riod Inve s tm e nt to Date CuFt / DPUs

Components of Value OI $ North Am e rica Records Management $856,340 Other 41,457 Europe 246,623 As ia Pacific 39,368 Not Ref lected in Current Annualized Storage NOI Annualized Service Adjusted OIBDAR(1) 196,905 Quarterly Building & Racking Investment, not ref lected in NOI 21,982 Less: Non-Controlling Interests 19,766 Estimated Tax Liability 10,908 Total overhead costs have been allocated as f ollow s: Service 19,631 96,418 Sales, Marketing, & Account Managemen 53,070 214,029 (1) Trailing four quarter prior to rental expense. (2) Includes Cash, Cash Equivalents, Restricted Cash, Accounts Receivable, Other Tangible Current Assets, Deferred Income Taxes and Prepaid Expenses. (3) Includes Storage and Service. (4) Includes annualized December Rent Expense for Crozier of $4.2mm. (5) Includes Recall Costs. (6) Calculated as current portion of Long-Term Debt $88mm plus Long-Term Debt net of current portion $4,757mm plus $58.8mm of deferred financing costs. www.ironmountain.com Selected metric definitions are available in the Appendix 40 Total Ove rhe ad $216,967 $844,960 Corporate 117,680 400,548 Storage $26,586 $133,965 Full Ye ar 2015 Q4 2015 Com pone nts of Ove rhe ad(5) Annualized Rental Expense(3)(4) 208,106 Debt, Gross Book Value(6) $4,903,977 Business and Customer Acquisition Consideration excluding Crozier 85,017 Cash, Cash Equivalents & Other Tangible Assets(2) $857,912 Balance at 12/31/2015 Crozier Pro Forma Storage NOI $10,934 $8,200 Total Portfolio Storage NOI $1,501,504 Latin Am e rica 110,469 Data Protection 207,246 Com pone nts Annualize d N

Appendix Non-GAAP Measures Non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider when evaluating our financial performance. These non-GAAP measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the Unites States of America (“GAAP”), such as operating or net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). Adjusted Earnings Per Share, or Adjusted EPS Adjusted EPS is defined as reported earnings per share from continuing operations excluding: (1) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (2) (gain) on sale of real estate, net of tax; (3) intangible impairments; (4) Recall Costs (as defined below); (5) REIT Costs; (6) other expense (income), net; and (7) the tax impact of reconciling items and discrete tax items. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods. Adjusted Funds From Operations, or AFFO AFFO is defined as FFO (Normalized) excluding non-cash rent expense or income, plus depreciation on non-real estate assets, amortization expense (including amortization of deferred financing costs) and non-cash equity compensation expense, less maintenance capital expenditures and non-real estate investments. We believe AFFO is a useful measure in determining our ability to generate excess cash that may be used for reinvestment in the business, discretionary deployment in investments such as real estate or acquisition opportunities, returning of capital to our stockholders and voluntary prepayments of indebtedness. Additionally AFFO is reconciled to cash flow from operations to adjust for real estate and REIT tax adjustments, REIT costs, Recall costs (as defined below), working capital adjustments and other non-cash expenses. Adjusted Operating Income Before Depreciation, Amortization, Intangible Impairments, and REIT Costs, or Adjusted OIBDA and Adjusted OIBDA Margin Adjusted OIBDA is defined as operating income before depreciation, amortization, intangible impairments, (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net, Recall Costs and REIT Costs. Adjusted OIBDA Margin is calculated by dividing Adjusted OIBDA by total revenues. We use multiples of current or projected Adjusted OIBDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted OIBDA and Adjusted OIBDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flow to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. www.ironmountain.com Selected metric definitions are available in the Appendix 41

Appendix Non-GAAP Measures (continued) Adjusted Operating Income Before Depreciation, Amortization, Intangible Impairments, and REIT Costs, or Adjusted OIBDA (continued) Adjusted OIBDA does not include certain items that we believe are not indicative of our core operating results, specifically: (1) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (2) (gain) on sale of real estate, net of tax; (3) intangible impairments; (4) Recall Costs; (5) REIT Costs; (6) other expense (income), net; (7) income (loss) from discontinued operations, net of tax; (8) gain (loss) on sale of discontinued operations, net of tax; and (9) net income (loss) attributable to noncontrolling interests. Adjusted OIBDA also does not include interest expense, net and the provision (benefit) for income taxes. These expenses are associated with our capitalization and tax structures, which we do not consider when evaluating the operating profitability of our core operations. Finally, Adjusted OIBDA does not include depreciation and amortization expenses, in order to eliminate the impact of capital investments, which we evaluate by comparing capital expenditures to incremental revenue generated and as a percentage of total revenues. Adjusted OIBDA and Adjusted OIBDA Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating or net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). Funds From Operations, or FFO (NAREIT), and FFO (Normalized) Funds from operations (“FFO”) is defined by the National Association of Real Estate Investment Trusts ("NAREIT") and us as net income excluding (i) depreciation on real estate assets and (ii) gain on sale of real estate, net of tax (“FFO (NAREIT)”). FFO (NAREIT) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (NAREIT) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (NAREIT) is net income. Although NAREIT has published a definition of FFO, modifications to FFO (NAREIT) are common among REITs as companies seek to provide financial measures that most meaningfully reflect their particular business. Our definition of FFO (Normalized) excludes certain items included in FFO (NAREIT) that we believe are not indicative of our core operating results, specifically: (1) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (2) intangible impairments; (3) Recall Costs (as defined below); (4) REIT Costs; (5) other expense (income), net; (6) deferred income taxes and REIT tax adjustments; (7) income (loss) from discontinued operations, net of tax; and (8) gain (loss) on sale of discontinued operations, net of tax. Service Adjusted OIBDA Service Adjusted OIBDA is calculated by taking service revenues excluding terminations and permanent withdrawals less direct expenses and allocated overhead tied to the service business. Terminations and permanent withdrawals are excluded from this calculations as they are included in the Storage NOI calculation. www.ironmountain.com Selected metric definitions are available in the Appendix 42

Appendix Non-GAAP Measures (continued) Service Adjusted OIBDAR Service Adjusted OIBDA as defined above, excluding rent expense associated with the service business. This is provided to enable valuation of Service Adjusted OIBDA irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the Components of Value slide. Storage Net Operating Income, or Storage NOI Storage NOI is defined as revenue from rental activities (storage rental revenue, termination fees and permanent withdrawal fees) less storage rental costs. Storage rental costs include facility costs (excluding rent), storage rental labor, other storage costs and allocated overhead. Storage NOI is commonly used in the REIT industry and enables investors to understand and value the income generated from the company’s real estate. Rent expense is excluded to enable valuation of this income irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the Components of Value slide. www.ironmountain.com Selected metric definitions are available in the Appendix 43

Appendix Definitions Average Stabilization Period – For racking projects, the stabilization period is 8 to 12 months. For new buildings it is 24 to 36 months, assuming phased racking installations over three years. For business acquisitions it is 12 to 24 months, depending on the size of the transaction. Building Development Projects – The construction of new facilities, or three-wall additions. Business Segments North American Records and Information Management Business (“RIM”) – Our North American Records and Information Management Business segment provides storage and information management services, including the storage of physical records, including other media such as microfilm and microfiche, master audio and videotapes, film, X-rays and blueprints, including healthcare information services, vital records services, service and courier operations, and the collection, handling and disposal of sensitive documents for corporate customers (“Records Management”); information destruction services (“Destruction”); and DMS throughout the United States and Canada; as well as fulfillment services and intellectual property management in the United States. North American Data Management Business (“DM”) – Our North American Data Management Business segment provides storage and rotation of backup computer media as part of corporate disaster recovery plans, including service and courier operations (“Data Protection & Recovery”); server and computer backup services; digital content repository systems to house, distribute, and archive key media assets; and storage, safeguarding and electronic or physical delivery of physical media of all types, primarily for entertainment and media industry clients throughout the United States and Canada. Western European – Our Western European Business segment provides storage and information management services, including Records Management, Data Protection & Recovery and DMS throughout the United Kingdom, Ireland, Austria, Belgium, France, Germany, Netherlands, Spain and Switzerland. Until December 2014, our Western European Business segment offered Destruction in the United Kingdom and Ireland. Other International Business – Our Other International Business segment provides storage and information management services throughout the remaining European countries in which we operate, Latin America and Asia Pacific, including Records Management, Data Protection & Recovery and DMS. Our European operations included within the Other International Business segment provide Records Management, Data Protection & Recovery and DMS. Our Latin America operations provide Records Management, Data Protection & Recovery, Destruction and DMS throughout Argentina, Brazil, Chile, Colombia, Mexico and Peru. Our Asia Pacific operations provide Records Management, Data Protection & Recovery and DMS throughout Australia, with Records Management and Data Protection & Recovery also provided in certain cities in India, Singapore, Hong Kong - SAR and China. Until December 2014, our Other International Business segment offered Destruction in Australia. . www.ironmountain.com Selected metric definitions are available in the Appendix 44

Appendix Definitions (continued) Corporate and Other – Our Corporate and Other Business segment primarily consists of our data center and fine art storage businesses in the United States, the primary product offerings of our Adjacent Business operating segment (which was formerly referred to as our Emerging Business operating segment), as well as costs related to executive and staff functions, including finance, human resources and information technology, which benefit the enterprise as a whole. These costs are primarily related to the general management of these functions on a corporate level and the design and development of programs, policies and procedures that are then implemented in the individual segments, with each segment bearing its own cost of implementation. Our Corporate and Other Business segment also includes stock-based employee compensation expense associated with all stock options, restricted stock, restricted stock units, performance units and shares of stock issued under our employee stock purchase plan. www.ironmountain.com Selected metric definitions are available in the Appendix 45

Appendix Definitions (continued) Capacity Measures Building Capacity – The maximum number of cubic feet of records or standard DPUs that can be stored in a given facility. Building Capacity Utilization – The number of cubic feet of records or standard DPUs in storage divided by the Building Capacity. Installed Racking Capacity – The storage capacity of the racking installed in a given facility. Capacity is generally measured in cubic feet or standard DPUs. Installed Racking Capacity Utilization – The number of cubic feet of records or standard DPUs in storage divided by the Installed Racking Capacity. Capital Expenditures and Investments – Our business requires capital expenditures to support our expected storage rental revenue and service revenue growth and ongoing operations, new products and services and increased profitability. The majority of our capital goes to support business line growth and our ongoing operations. Additionally, we invest capital to acquire or construct real estate. We also expend capital to support the development and improvement of products and services and projects designed to increase our profitability. These expenditures are generally relatively small and discretionary in nature. We categorize our capital expenditures as follows: Real Estate: Investment – Assets that support core business growth primarily related to investments in land, buildings, building improvements, leasehold improvements and racking structures that expand our revenue capacity in existing or new geographies, replace a long-term operational obligation or create operational efficiencies, or Real Estate Investment. Maintenance – Real estate assets necessary to maintain ongoing business operations primarily related to the repair or replacement of real estate assets such as buildings, building improvements, leasehold improvements and racking structures, or Real Estate Maintenance. Non-Real Estate: Investment – Non-real estate assets that either (i) support the growth of our business, and/or increase our profitability, such as customer-inventory technology systems, and technology service storage and processing capacity, or (ii) are directly related to the development of new products or services in support of our integrated value proposition and enhance our leadership position in the industry, including items such as increased feature functionality, security upgrades or system enhancements, or Non-Real Estate Investment. www.ironmountain.com Selected metric definitions are available in the Appendix 46

Appendix Definitions (continued) Capital Expenditures and Investments (continued) Maintenance – Assets necessary to maintain ongoing business operations primarily related to the repair or replacement of customer-facing assets such as containers and shred bins, warehouse equipment, fixtures, computer hardware, or third-party or internally-developed software assets. This category also includes operational support initiatives such as sales and marketing and information technology projects to support infrastructure requirements, or Non-Real Estate Maintenance. Components of Overhead Allocated Overhead – Includes overhead expenses directly associated with storage and service business operations allocated as follows: Field Operation Costs – Allocated to storage and service operations based on percent of revenue. Bad Debt Expenses – Allocated to storage and service operations based on percent of revenue. Transportation Costs – Allocated fully to service operations. Corporate Overhead – Includes all other overhead expenses associated with business support functions, including: Executive, Legal, Real Estate/Facilities, Accounting, Financial Performance & Analysis, Treasury, Tax, Internal Audit, M&A, Security, Procurement, HR, REIT, Other G&A, Integration Costs, IT, Product Engineering and Product Management. Customer Turnover Overhead – Overhead associated with customer acquisition and retention including Sales, Marketing and Account Management expenses. Constant Dollar Growth (C$) – The year-over-year growth rate excluding the impact of changes to foreign currency exchange rates. Constant currency growth rates are calculated by translating the 2014 results at the 2015 constant dollar budget rates. Cumulative Investment to Date – Total spend to date since project approval. Customer Acquisition Costs – Includes costs associated with the acquisition of customer relationships and customer inducements such as move costs and permanent withdrawal fees. www.ironmountain.com Selected metric definitions are available in the Appendix 47

Appendix Definitions (continued) Destruction Rate – Calculated by dividing the total number of cubic feet of records removed from inventory due to destructions in a one-year period divided by the total number of cubic feet of records in storage at the beginning of the period. DPUs – Data protection units, a unit of measurement specific to our Data Protection storage services. Estimated CuFt / DPUs – Estimated based on expected growth and consolidation, resulting from moving boxes from one facility to another. Historical Average NOI / CF or DPU – The quarterly annualized Storage NOI for a specific region (NA, Europe, Latin America, Asia Pacific) and product (Records Management or Data Protection). Internal Revenue Growth – Internal revenue growth represents the year-over-year growth rate of revenues excluding the impacts of changes to foreign currency exchange rates, acquisitions and other unusual items. In general, only acquisitions that have been in our results for the full calendar year prior to the quarter of measurement are included in internal revenue growth. Investment in Current Period – Spend within the quarter being reported. Lease Adjusted Leverage Ratio – The calculation for this ratio is EBITDA plus rent expense divided by net debt including the capitalized value of lease obligations. Net Volume Growth – New Records Management storage volume from existing customers, plus volume from new customers and volume from acquisitions, offset by volume related to destructions, permanent withdrawals and customer terminations. Quarterly percentages are calculated by dividing the trailing four quarters’ total activity by the ending balance of the same prior-year period. Non-Cash Rent Expense – Calculated as rent expense less cash paid for rent. Permanent Withdrawal Rate – Calculated by dividing the total number of cubic feet of records removed from inventory due to permanent withdrawals in a one-year period divided by the total number of cubic feet of records in storage at the beginning of the period. Permanent withdrawals occur when records are permanently removed from inventory by customers for reasons other than the customer terminating its relationship. Racking Installations – Defined as any incremental racking spend on buildings constructed or operated prior to January 1, 2014. Racking projects are tracked from first dollar spent until completion, which is defined as when the first box is entered into storage. Racking spend on buildings constructed subsequent to January 1, 2014 is included in Building Development Projects. Recall Costs – Includes operating expenditures associated with our proposed acquisition of Recall, including costs to complete the Recall Transaction, including advisory and professional fees, as well as costs incurred to integrate Recall with our existing operations, including moving, severance, facility upgrade, REIT conversion and system upgrade costs. www.ironmountain.com Selected metric definitions are available in the Appendix 48

Appendix Definitions (continued) REIT Costs – Includes costs associated with our 2011 proxy contest, costs associated with the Company’s conversion to a REIT, excluding REIT compliance costs beginning January 1, 2014 which we expect to recur in future periods. REIT Countries – Countries where we operate that have been converted into a Qualified REIT Subsidiary and Taxable REIT Subsidiary structure, the group includes the following: Australia, Canada, Germany, Ireland, Mexico, Netherlands, Poland, Spain, United Kingdom and the United States. Service Profit and Margin – The Gross Profit and Margin attributable to the worldwide service business. Calculated as follows: Services Adj. OIBDA + Allocated Overhead Expenses + Termination and Permanent Withdrawal Fees = Service Profit ($) / Total Service Revenues (including Termination and Permanent Withdrawal Fees) = Service Margin (%) Storage Profit and Margin – The Gross Profit and Margin attributable to the worldwide storage business. Calculated as follows: Storage Net Operating Income + Allocated Overhead Expenses - Storage Rent - Termination and Permanent Withdrawal Fees = Storage Profit ($) / Total Storage Revenues (excluding Termination and Permanent W ithdrawal Fees) = Storage Margin (%) Tangible Assets – Includes PP&E, cash and cash equivalents, restricted cash, accounts receivable, deferred income taxes, and prepaid expenses. Total Expected Investment – Is defined as follows: Total Expected Investment for Racking Installations – The sum of expected investments for all approved racking projects, reported on a constant dollar basis. Total Expected Investment for Building Development Projects – The sum of expected investments for all approved building projects, including the expected costs of approved racking installations, reported on a constant dollar basis. Volume Retention Rate – One minus the result of dividing the total number of cubic feet of records removed from inventory due to customer terminations in a one-year period by the total number of cubic feet of records in storage at the beginning of the period. www.ironmountain.com Selected metric definitions are available in the Appendix 49